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                                                                    EXHIBIT 23.2
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                       CONSENT OF INDEPENDENT ACCOUNTANTS
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We hereby consent to the incorporation by reference in this Registration
Statement on Form S-8 of our report dated March 17, 1995 appearing on page 11 of Synbiotics Corporation's Annual Report on Form 10-KSB for the nine month period ended December 31, 1994.



PRICE WATERHOUSE LLP
San Diego, California
July 17, 1995